Exhibit 99.1

Commitment
Growth
Leadership
Safety
Sustainability
Solutions

Driven By Energy

Strength
Team
Service
Performance
Community
Value

Chesapeake Utilities Corporation

Siebert Williams Shank
West Coast Utilities Virtual Conference
March 17, 2021

CPK LISTED NYSE

Beth Cooper Presenters Executive Vice President, CFO and Asst. Secretary Thomas Mahn Vice President and Treasurer Joseph Steinmetz Vice President and Controller Michael Galtman Vice President and Chief Accounting Officer 2Beth Cooper Presenters Executive Vice President, CFO and Asst. Secretary Thomas Mahn Vice President and Treasurer Joseph Steinmetz Vice President and Controller Michael Galtman Vice President and Chief Accounting Officer 2

Forward Looking Statements and Other Disclosures Safe Harbor Statement Some of the Statements in this document concerning future Company performance will be forward-looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements. You should refer to the additional information contained in Chesapeake Utilities’ 2020 Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC and other SEC filings concerning factors that could cause those results to be different than contemplated in today’s discussion. Reg D Disclosure Today’s discussion includes certain non-GAAP financial measures as defined under SEC Regulation D. Although non-GAAP measures are not intended to replace GAAP measures for evaluation of Chesapeake’s performance, Chesapeake believes that portions of the presentation, which include certain non-GAAP financial measures, provide a helpful comparison for an investor’s evaluation purposes. Gross Margin (Non-GAAP Measure) Gross Margin is determined by deducting the cost of sales from operating revenue. Cost of sales includes the purchased fuel cost for natural gas, electric and propane distribution operations and the cost of labor spent on different revenue-producing activities and excludes depreciation, amortization and accretion. Other companies may calculate gross margin in a different manner. COVID-19 Impact At this time, we cannot fully quantify the future impact that the Coronavirus Disease 2019 (“COVID-19”) will have on the economy, and more particularly, on Chesapeake Utilities Corporation. The earnings and capital estimates we have included herein do not reflect any future estimates of the potential impact. In our 2020 results, we have provided estimates of the short-term impact of COVID-19. The Company has established regulatory assets totaling $1.9 million associated with the net incremental expense impacts, as currently authorized by the Delaware, Maryland and Florida PSCs. We are continuing to review the various expense impacts associated with COVID-19 and will adjust these estimates, as necessary, in the future. 3Forward Looking Statements and Other Disclosures Safe Harbor Statement Some of the Statements in this document concerning future Company performance will be forward-looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements. You should refer to the additional information contained in Chesapeake Utilities’ 2020 Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC and other SEC filings concerning factors that could cause those results to be different than contemplated in today’s discussion. Reg D Disclosure Today’s discussion includes certain non-GAAP financial measures as defined under SEC Regulation D. Although non-GAAP measures are not intended to replace GAAP measures for evaluation of Chesapeake’s performance, Chesapeake believes that portions of the presentation, which include certain non-GAAP financial measures, provide a helpful comparison for an investor’s evaluation purposes. Gross Margin (Non-GAAP Measure) Gross Margin is determined by deducting the cost of sales from operating revenue. Cost of sales includes the purchased fuel cost for natural gas, electric and propane distribution operations and the cost of labor spent on different revenue-producing activities and excludes depreciation, amortization and accretion. Other companies may calculate gross margin in a different manner. COVID-19 Impact At this time, we cannot fully quantify the future impact that the Coronavirus Disease 2019 (“COVID-19”) will have on the economy, and more particularly, on Chesapeake Utilities Corporation. The earnings and capital estimates we have included herein do not reflect any future estimates of the potential impact. In our 2020 results, we have provided estimates of the short-term impact of COVID-19. The Company has established regulatory assets totaling $1.9 million associated with the net incremental expense impacts, as currently authorized by the Delaware, Maryland and Florida PSCs. We are continuing to review the various expense impacts associated with COVID-19 and will adjust these estimates, as necessary, in the future. 3

CHESAPEAKE UTILITIES CORPORATION

Business Overview
Diversified Energy Delivery Business

Regulated Energy 82%

Natural Gas Transmission
Delaware, Maryland, Pennsylvania, Florida

Natural Gas Distribution
Delaware, Maryland, Florida

Electric Distribution
Florida

Unregulated Energy 18%

Propane Distribution and AutoGas
Delaware, Maryland, Pennsylvania, Virginia, Florida

Marlin Mobile CNG and RNG Utility Services
(Virtual Pipeline)
Eight Flags Combined Heat & Power
Eastern United States

Natural Gas Transportation
Ohio

Percent of Operating Income

Midstream	Downstream
51%	49%



Chesapeake Utilities
Service Territories
Aspire
Elkton
Propane
Ohl and Boulden
Western Natural Gas
Propane
Marlin
FPU

Recent Acquisitions Complement Internal Growth On the Delmarva Peninsula and in Florida

4

Growth in Earnings Drives Dividend Growth For Periods Ended December 31st *Diluted Earnings per Share Annualized Dividends $4.50 $4.26 $2.00 $3.96 $1.76 $4.00 $1.80 $3.55 $1.62 $3.45 $1.60 $3.50 $1.48 $1.40 $2.86 $1.30 $3.00 $2.72 $1.22 $1.15 $1.20 $2.50 $1.00 $2.00 $0.80 $1.50 $0.60 $1.00 $0.40 $0.20 $0.50 $- $- 2015 2016 2017 2018 2019 2020 2015 2016 2017 2018 2019 2020 We have generated strong earnings growth, which has enabled us to grow our recent dividends faster than our peers. Sixty Consecutive Years of Dividend Payments!! 5 * Diluted EPS based on bottom line net income.Growth in Earnings Drives Dividend Growth For Periods Ended December 31st *Diluted Earnings per Share Annualized Dividends $4.50 $4.26 $2.00 $3.96 $1.76 $4.00 $1.80 $3.55 $1.62 $3.45 $1.60 $3.50 $1.48 $1.40 $2.86 $1.30 $3.00 $2.72 $1.22 $1.15 $1.20 $2.50 $1.00 $2.00 $0.80 $1.50 $0.60 $1.00 $0.40 $0.20 $0.50 $- $- 2015 2016 2017 2018 2019 2020 2015 2016 2017 2018 2019 2020 We have generated strong earnings growth, which has enabled us to grow our recent dividends faster than our peers. Sixty Consecutive Years of Dividend Payments!! 5 * Diluted EPS based on bottom line net income.

Return on Equity Chesapeake ROE Consistently Exceeds 11.0% Return on Average Equity 14.0% 12.6% 12.1% 12.0% 11.7% 12.0% 11.3% 11.2% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% 2015 2016 2017 2018 2019 2020 6 * ROE based on bottom line net income.Return on Equity Chesapeake ROE Consistently Exceeds 11.0% Return on Average Equity 14.0% 12.6% 12.1% 12.0% 11.7% 12.0% 11.3% 11.2% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% 2015 2016 2017 2018 2019 2020 6 * ROE based on bottom line net income.

Total Shareholder Return Increased Performance is Driving Increased Value Average Annualized Shareholder Return For Periods Ending March 15, 2021 Achieved above 15 percent for all periods!! 49% 50% 40% 30% 30% 22% 19% 20% 17% 17% 16% 16% 16% 15% 14% 13% 12% 12% 12% 11% 11% 9% 8% 9% 8% 10% 8% 6% 6% 0% -1% -10% 1 Year 3 Year 5 Year 10 Year 20 Year Peer Median Peer 75th Percentile CPK Dow Jones Util S&P 500 7 CPK 2019 GAAP EPS Analyst Estimate - Average CPK Guidance – Low Range CPK Guidance – High RangeTotal Shareholder Return Increased Performance is Driving Increased Value Average Annualized Shareholder Return For Periods Ending March 15, 2021 Achieved above 15 percent for all periods!! 49% 50% 40% 30% 30% 22% 19% 20% 17% 17% 16% 16% 16% 15% 14% 13% 12% 12% 12% 11% 11% 9% 8% 9% 8% 10% 8% 6% 6% 0% -1% -10% 1 Year 3 Year 5 Year 10 Year 20 Year Peer Median Peer 75th Percentile CPK Dow Jones Util S&P 500 7 CPK 2019 GAAP EPS Analyst Estimate - Average CPK Guidance – Low Range CPK Guidance – High Range

As of December 31, Except for 3/15/2021 Stock Price $2,097 $1,890 $1,572 $1,332 $1,284 $1,092 $867 $725 $578 $436 $415 $395 $301 $215 Market Capitalization Increased Performance is Driving Increased Value $2,400 $120.08 $120 $2,200 $108.21 $2,000 $95.83 $100 $1,800 $81.30 $1,600 $78.55 $80 $1,400 $66.95 $1,200 $56.75 $60 $1,000 $49.66 $40.01 $800 $40 $28.90 $30.27 $600 $27.68 $21.37 $20.99 $400 $20 $200 $- $- Market Cap (in millions) Stock Price 8 As of December 31, Except for 3/15/2021 Market Capitalization (in Millions) CPK 2019 GAAP EPS Analyst Estimate - Average CPK Guidance – Low Range CPK Guidance – High RangeAs of December 31, Except for 3/15/2021 Stock Price $2,097 $1,890 $1,572 $1,332 $1,284 $1,092 $867 $725 $578 $436 $415 $395 $301 $215 Market Capitalization Increased Performance is Driving Increased Value $2,400 $120.08 $120 $2,200 $108.21 $2,000 $95.83 $100 $1,800 $81.30 $1,600 $78.55 $80 $1,400 $66.95 $1,200 $56.75 $60 $1,000 $49.66 $40.01 $800 $40 $28.90 $30.27 $600 $27.68 $21.37 $20.99 $400 $20 $200 $- $- Market Cap (in millions) Stock Price 8 As of December 31, Except for 3/15/2021 Market Capitalization (in Millions) CPK 2019 GAAP EPS Analyst Estimate - Average CPK Guidance – Low Range CPK Guidance – High Range

Driven by Energy. Delivering Energy. Financial Performance 2020 Our financial performance is driven by the entrepreneurial spirit of our employees as we Cap Ex / Average Capitalization 17.7% consistently deliver safe, secure and reliable energy service. EPS Growth (1) 13.2% Return on Equity 11.5% Annual Shareholder Return 15.1% Annualized Dividend Growth 8.6% Earnings Retention (2) 58.9% (1) Diluted EPS Continuing Operations (2) Earnings Retention (1 – Payout Ratio) Payout Ratio = Dividends Declared / Diluted EPS Continuing Operations 9Driven by Energy. Delivering Energy. Financial Performance 2020 Our financial performance is driven by the entrepreneurial spirit of our employees as we Cap Ex / Average Capitalization 17.7% consistently deliver safe, secure and reliable energy service. EPS Growth (1) 13.2% Return on Equity 11.5% Annual Shareholder Return 15.1% Annualized Dividend Growth 8.6% Earnings Retention (2) 58.9% (1) Diluted EPS Continuing Operations (2) Earnings Retention (1 – Payout Ratio) Payout Ratio = Dividends Declared / Diluted EPS Continuing Operations 9

2020 Financial Performance Key Highlights Expansion projects, customer Acquisitions (Boulden, Hurricane Michael growth, and pipeline replacements Elkton and Western Natural regulatory proceeding Gas) added $5.3M in generated $15.5M in additional resulted in $10.9M gross margin incremental gross margin in gross margin 2020 diluted earnings per share from continuing operations was $4.21, an increase of $0.49 or 13.2 percent, th our 14 consecutive year of earnings growth COVID-19 reduced net income $1.0M Higher retail propane or $0.06 per share Increased demand for margins per gallon and Reduced C & I consumption, cost of personal Marlin CNG services - higher rates for Aspire - protective equipment, bad debt reserves and $1.8M $3.2M premium pay - net of $1.9M of regulatory assets and implementation of CARES Act 102020 Financial Performance Key Highlights Expansion projects, customer Acquisitions (Boulden, Hurricane Michael growth, and pipeline replacements Elkton and Western Natural regulatory proceeding Gas) added $5.3M in generated $15.5M in additional resulted in $10.9M gross margin incremental gross margin in gross margin 2020 diluted earnings per share from continuing operations was $4.21, an increase of $0.49 or 13.2 percent, th our 14 consecutive year of earnings growth COVID-19 reduced net income $1.0M Higher retail propane or $0.06 per share Increased demand for margins per gallon and Reduced C & I consumption, cost of personal Marlin CNG services - higher rates for Aspire - protective equipment, bad debt reserves and $1.8M $3.2M premium pay - net of $1.9M of regulatory assets and implementation of CARES Act 10

2020 Business Highlights Many Significant Accomplishments Across the Company • Invested $196M in capital expenditures that will drive our future earnings growth, including completion of several key pipeline projects • Responded to increased customer demand for natural gas in our services, recognizing 5.3% and 4.1% percent customer growth on Delmarva and Florida, respectively • Completed three acquisitions and integrated them seamlessly into the CPK organization • Delivered on increased demand for CNG services from Marlin Gas Services • Announced three RNG projects that are in various stages of construction and development • Executed a settlement agreement approved by the Florida regulatory for the recovery of Hurricane Michael capital investments and expenses • Managed our expenses across the Company to offset pandemic costs • Accelerated a business transformation process to address the organizational and technology enhancements that will support our continued growth • Continued Top Workplace Recognition in Delaware and Florida in addition to earning the inaugural 2021 Top Workplaces USA award for mid-size companies 112020 Business Highlights Many Significant Accomplishments Across the Company • Invested $196M in capital expenditures that will drive our future earnings growth, including completion of several key pipeline projects • Responded to increased customer demand for natural gas in our services, recognizing 5.3% and 4.1% percent customer growth on Delmarva and Florida, respectively • Completed three acquisitions and integrated them seamlessly into the CPK organization • Delivered on increased demand for CNG services from Marlin Gas Services • Announced three RNG projects that are in various stages of construction and development • Executed a settlement agreement approved by the Florida regulatory for the recovery of Hurricane Michael capital investments and expenses • Managed our expenses across the Company to offset pandemic costs • Accelerated a business transformation process to address the organizational and technology enhancements that will support our continued growth • Continued Top Workplace Recognition in Delaware and Florida in addition to earning the inaugural 2021 Top Workplaces USA award for mid-size companies 11

Chesapeake Utilities Looking Forward 2021 – 2025 Strategic Growth Initiatives Key 2021-2025 Strategic Initiatives Optimize the Renewable Natural earnings potential Gas (RNG) Pursue interstate Expand Marlin Gas in our existing Further expansion opportunities and and intrastate Services Virtual businesses through of our propane other clean energy transmission Pipeline Business growth and opportunities business projects (CNG, RNG, LNG) business across the CPK transformation Value Chain Chesapeake Utilities “Special Sauce” The key to our success is a strong culture that fully engages all of our team members across the organization as we transform this business for continued growth. 12Chesapeake Utilities Looking Forward 2021 – 2025 Strategic Growth Initiatives Key 2021-2025 Strategic Initiatives Optimize the Renewable Natural earnings potential Gas (RNG) Pursue interstate Expand Marlin Gas in our existing Further expansion opportunities and and intrastate Services Virtual businesses through of our propane other clean energy transmission Pipeline Business growth and opportunities business projects (CNG, RNG, LNG) business across the CPK transformation Value Chain Chesapeake Utilities “Special Sauce” The key to our success is a strong culture that fully engages all of our team members across the organization as we transform this business for continued growth. 12

CPK's Renewable Natural Gas Proposition
Presents Multiple Investment Opportunities

	Marlin Gas Transport	Transmission Pipeline Operations	Distribution Operations LDC Customers
Investment Opportunity	Additional transportation equipment	Interstate pipeline interconnects	Potential investment in gas processing equipment
Regulatory Actions	N/A Unregulated Gas Transport	Tariff changes made by ESNG. PPC filing to be done in the future.	No tariff changes initially Potential Rate Base Investment
Long-term Value	Multi-year contracts to transport gas	Multi-year contracts.	Multi-year contracts for processing and receipt of gas.

CPK RNG Initiatives:

Bioenergy DevCo - Poultry Waste (Delaware)
CleanBay Renewables – Chicken Litter (Maryland)
Fortistar - Waste Recycling (Ohio)

Seeking Other Development Opportunities, including in Florida and Georgia

13

Capital Investment Guidance
Continued Record Investment in Our Business Growth



$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Capital Expenditures in thousands
Dollars in Thousands Unless Otherwise Noted
$198,986
$195,875
$677,722
$175,000 to $200,000
Mid-Point $187.5 Million
Reach $1 billion
Reach $750 million
Total $1 billion
$250,000
Total $750 million
$562.5 million from 2021 Mid-point
2019
2020
2018-2020
Budget 2021
Target 2022-2025

Management provides its five year capital expenditure guidance 2021 thru 2025 up to $1 billion.

*2021 Capital Budget range of $175 million to $200 million
We will continue to update this forecast as we move through the year, including new project developments, and any capital deployment delays resulting from COVID-19.

14

Diluted Earnings per Share Guidance Continuing Operations Strategic Capital Investments Continue to Drive Earnings Growth 8-Year CAGR EPS Growth 9.7% to 10.1% $6.25 $6.05 5-Year CAGR EPS Growth 10.2% - 11.1% $4.90 $4.70 $4.21 $3.72 $3.47 $2.89 * 2017* 2018 2019 2020 ---2022-- ---2025-- *2017 Adjusted for TCJA Impact Diluted Earnings per Share from Continuing Operations 15 CPK Low Range Previous CPK Low Range CPK High Range Previous CPK High Range CPK Guidance - Low Range CPK Guidance – Low Range CPK Guidance – High Range CPK Guidance – High RangeDiluted Earnings per Share Guidance Continuing Operations Strategic Capital Investments Continue to Drive Earnings Growth 8-Year CAGR EPS Growth 9.7% to 10.1% $6.25 $6.05 5-Year CAGR EPS Growth 10.2% - 11.1% $4.90 $4.70 $4.21 $3.72 $3.47 $2.89 * 2017* 2018 2019 2020 ---2022-- ---2025-- *2017 Adjusted for TCJA Impact Diluted Earnings per Share from Continuing Operations 15 CPK Low Range Previous CPK Low Range CPK High Range Previous CPK High Range CPK Guidance - Low Range CPK Guidance – Low Range CPK Guidance – High Range CPK Guidance – High Range

ESG Stewardship ▪ We take seriously our responsibility to be a good and trusted corporate citizen, and doing all we can to contribute to greater sustainability and societal advancement. ▪ For more than 160 years, we have delivered affordable and sustainable energy solutions that respond to the evolving needs of our customers and the communities we serve. ▪ We are committed to ensuring that safety, equity, diversity and inclusion are at the center of our culture. ▪ Each and every day, we proudly deliver essential, safe, reliable, affordable, sustainable and efficient energy solutions to our customers in Florida, Ohio and across the Delmarva Peninsula. ▪ We are committed to sustainable growth with financial discipline that generates long-term value for our stakeholders. ▪ Our success rests on the strength and dedication of our team, our diverse, inclusive and collaborative culture, and our award-winning corporate governance practices, all of which contributed to our strong financial performance in 2020. 16ESG Stewardship ▪ We take seriously our responsibility to be a good and trusted corporate citizen, and doing all we can to contribute to greater sustainability and societal advancement. ▪ For more than 160 years, we have delivered affordable and sustainable energy solutions that respond to the evolving needs of our customers and the communities we serve. ▪ We are committed to ensuring that safety, equity, diversity and inclusion are at the center of our culture. ▪ Each and every day, we proudly deliver essential, safe, reliable, affordable, sustainable and efficient energy solutions to our customers in Florida, Ohio and across the Delmarva Peninsula. ▪ We are committed to sustainable growth with financial discipline that generates long-term value for our stakeholders. ▪ Our success rests on the strength and dedication of our team, our diverse, inclusive and collaborative culture, and our award-winning corporate governance practices, all of which contributed to our strong financial performance in 2020. 16

ESG Stewardship

C

Co-sponsor of the Black History Month campaign in Delaware and Maryland

Companywide all employee calls with our President and CEO

Corporate safety meetings and quarterly safety newsletter

Committed to lower carbon emissions across our service territories

Challenge to take 6,500 steps per day with our Black Employees Resource Group

Celebrating being named a 2021 Top Workplaces USA winner for mid-size companies

P

Pledge of $100,000 for the construction of a new YMCA community center in Delaware

Promoting cultural significance and employee awareness of the 2021 Chinese New Year

Positive change through the 2021 Delaware Racial Equity & Social Justice Challenge *(United Way of Delaware and YWCA Delaware)*

Promoting the American Heart Association's Go Red for Women initiative

Part of the energy solution, proudly delivering sustainable solutions

K

Key employee resource groups that foster a diverse and inclusive workplace

Kerosene, coal, oil and wood burning appliances and industrial equipment have been converted to cleaner energy solutions delivered by CPK and its subsidiaries

Known Black History Facts sent to employees

Kick-off of 2021 Hidden Heroes through our Women in Energy program

Key literary messaging and sharing of diverse perspectives in our 2021 Women in Energy Book Club

Keeping our assets and communities safe – See Something, Say Something education session

This list is provided for informational purposes only and does not purport to be exhaustive.

17

Investment Proposition Committed to Superior Performance We seek to identify and develop opportunities to drive our future earnings growth and increase shareholder value. ▪ Capitalizing on new organic growth and operational Strong Foundation for Growth: efficiencies ▪ Track Record ▪ Investing in pipeline systems that provide natural gas service ▪ Energized Team to downstream customers ▪ Financial Discipline ▪ Platforms for Growth ▪ Identifying propane opportunities to access new markets with significant growth potential ▪ Pursuing virtual pipeline opportunities given Marlin Financial Objectives in Support of Increased capabilities (CNG, LNG, RNG) Shareholder Value: ▪ Expanding our RNG footprint through multiple channels ▪ Investing $750 million to $1 billion through 2025 throughout our service areas ▪ Targeting 2025 EPS $6.05 to $6.25 ▪ Investing in our diverse talented team ▪ Seeking 11.0% or higher consolidated return on equity ▪ Engaging with communities where we work and live ▪ Pursuing dividend growth supported by earnings ▪ Driving brand excellence through safety awards, top growth workplace, employee engagement and community service ▪ Maintaining a strong balance sheet 18Investment Proposition Committed to Superior Performance We seek to identify and develop opportunities to drive our future earnings growth and increase shareholder value. ▪ Capitalizing on new organic growth and operational Strong Foundation for Growth: efficiencies ▪ Track Record ▪ Investing in pipeline systems that provide natural gas service ▪ Energized Team to downstream customers ▪ Financial Discipline ▪ Platforms for Growth ▪ Identifying propane opportunities to access new markets with significant growth potential ▪ Pursuing virtual pipeline opportunities given Marlin Financial Objectives in Support of Increased capabilities (CNG, LNG, RNG) Shareholder Value: ▪ Expanding our RNG footprint through multiple channels ▪ Investing $750 million to $1 billion through 2025 throughout our service areas ▪ Targeting 2025 EPS $6.05 to $6.25 ▪ Investing in our diverse talented team ▪ Seeking 11.0% or higher consolidated return on equity ▪ Engaging with communities where we work and live ▪ Pursuing dividend growth supported by earnings ▪ Driving brand excellence through safety awards, top growth workplace, employee engagement and community service ▪ Maintaining a strong balance sheet 18

Commitment Growth Leadership Safety Sustainability Solutions Driven By Energy Strength Team Service Chesapeake Utilities Corporation Performance Thank You Community ValueCommitment Growth Leadership Safety Sustainability Solutions Driven By Energy Strength Team Service Chesapeake Utilities Corporation Performance Thank You Community Value

Commitment
Growth
Leadership
Safety
Sustainability
Solutions

Driven By Energy

Strength
Team
Service
Performance
Community
Value

Appendix

2020 Financial Performance

Financial Summary Income from Continuing Operations and GAAP Income For the periods ended December 31, 2020 and 2019 (in thousands except per share amounts) Fourth Quarter Annual (in thousands except per share data) 2020 2019 2020 2019 Operating Income $ 35,206 $ 29,641 $ 1 12,723 $ 106,285 Other Income (Expense), Net 224 (1,117) 3,222 (1,847) Interest Charges 6 ,313 5 ,641 21,765 2 2,224 Income From Continuing Operations Before Income Taxes 29,117 22,883 94,180 8 2,214 Income Taxes on Continuing Operations 7 ,456 5 ,760 23,538 2 1,114 Income from Continuing Operations 21,661 17,123 70,642 61,100 Income (loss) from Discontinued Operations, Net of Tax 691 5,441 856 4,053 Net Income $ 22,352 $ 22,564 $ 71,498 $ 65,153 Diluted EPS from Continuing Operations $1.24 $1.04 $4.21 $3.72 Diluted EPS $1.28 $1.37 $4.26 $3.96 21Financial Summary Income from Continuing Operations and GAAP Income For the periods ended December 31, 2020 and 2019 (in thousands except per share amounts) Fourth Quarter Annual (in thousands except per share data) 2020 2019 2020 2019 Operating Income $ 35,206 $ 29,641 $ 1 12,723 $ 106,285 Other Income (Expense), Net 224 (1,117) 3,222 (1,847) Interest Charges 6 ,313 5 ,641 21,765 2 2,224 Income From Continuing Operations Before Income Taxes 29,117 22,883 94,180 8 2,214 Income Taxes on Continuing Operations 7 ,456 5 ,760 23,538 2 1,114 Income from Continuing Operations 21,661 17,123 70,642 61,100 Income (loss) from Discontinued Operations, Net of Tax 691 5,441 856 4,053 Net Income $ 22,352 $ 22,564 $ 71,498 $ 65,153 Diluted EPS from Continuing Operations $1.24 $1.04 $4.21 $3.72 Diluted EPS $1.28 $1.37 $4.26 $3.96 21

Key Drivers of Our Performance

Key Variances for 2020 Compared to 2019

Earnings per share after-tax increased 13.2% or $0.49 to $4.21 from $3.72

• Gross Margin (Net)	$19.4M	$1.14	EPS after-tax
• Depreciation and Amortization	($ 4.6M)	($0.27)	EPS after-tax
• Net Unusual items	($ 2.5M)	($0.15)	EPS after-tax
• Other (Net)	($ 1.7M)	($0.09)	EPS after-tax
• Stock Issuances		($0.08)	EPS after-tax
• Operating expenses (Net)	($ 1.0M)	($0.06)	EPS after-tax



Per Share After-Tax
Gross Margin Increases
Expense and Other Impact
$0.05
$0.05
$0.06
$0.08
$0.08
$0.09
$0.15
$0.23
$0.35
$1.14
$0.27
$0.15
$0.09
$0.08
$0.06
Florida GRIP
ESNG Improvements
Aspire Energy Rates
Propane Margin
Marlin CNG Service
Recent Acquisitions (Net)
Nat Gas Growth
Hurricane Michael (Net)
Pipeline Expansions
Gross Margin Increases (Net)
Depreciation and Amortization
Unusual Items
Other
Stock Issuances
Other Operating Expenses

Diluted Earnings per Share – Recent Acquisitions and Hurricane Michael margins are shown net of expenses, with ($0.08) per share diluted from increased share count from 2020 equity offerings

22

Capital Structure Overview Strong Balance Sheet to Support Growth 12/31/2019 12/31/2020 Stockholders‘ equity $ 561,577 $ 697,085 Long-term debt, net of current maturities 4 40,168 508,499 Total permanent capitalization $ 1,001,745 $ 1,205,584 Current portion of long-term debt 4 5,600 1 3,600 Short-term debt (including Revolver) 247,371 175,644 Total capitalization and short-term financing $ 1 ,294,716 $ 1 ,394,828 Equity to Permanent Capital 56.1% 57.8% Achieved our Equity to Total Capitalization 43.4% 50.0% target New Long-Term Debt Issuance $ 170,000 $ 90,000 equity range Net New Equity Issuance $ 3 ,615 $ 8 9,700 - Stock Plans and ATM • Issued $89.7 million equity thru ATM and Various Stock Plans • Issued $90 million new LT Debt at 2.98% • Established $375 million bank facility • Renewed and expanded LT Debt shelf facilities - $310 million available 23Capital Structure Overview Strong Balance Sheet to Support Growth 12/31/2019 12/31/2020 Stockholders‘ equity $ 561,577 $ 697,085 Long-term debt, net of current maturities 4 40,168 508,499 Total permanent capitalization $ 1,001,745 $ 1,205,584 Current portion of long-term debt 4 5,600 1 3,600 Short-term debt (including Revolver) 247,371 175,644 Total capitalization and short-term financing $ 1 ,294,716 $ 1 ,394,828 Equity to Permanent Capital 56.1% 57.8% Achieved our Equity to Total Capitalization 43.4% 50.0% target New Long-Term Debt Issuance $ 170,000 $ 90,000 equity range Net New Equity Issuance $ 3 ,615 $ 8 9,700 - Stock Plans and ATM • Issued $89.7 million equity thru ATM and Various Stock Plans • Issued $90 million new LT Debt at 2.98% • Established $375 million bank facility • Renewed and expanded LT Debt shelf facilities - $310 million available 23

CHESAPEAKE UTILITIES CORPORATION

Capital Expenditures
Forecast for 2021

(dollars in thousands)	Forecast 2021 Low		Forecast 2021 High	
Regulated Energy:				
Natural gas distribution	$	79,000	$	85,000
Natural gas transmission		55,000		60,000
Electric distribution		9,000		13,000
Total Regulated Energy		143,000		158,000
		82%		79%
Unregulated Energy:				
Propane distribution		9,000		12,000
Energy transmission		14,000		15,000
Other unregulated energy		8,000		12,000
Total Unregulated Energy		31,000		39,000
Other:				
Corporate and other businesses		1,000		3,000
Total Capital Expenditures	$	175,000	$	200,000

2021 Mid-Point Forecast $187.5 million

For the four years ended December 31, 2021, the Company will have invested $865 million based on the 2021 mid-point - 86.5% of the five year forecast of $1 billion.

24

CHESAPEAKE UTILITIES CORPORATION

Key Expansion Projects
Pipeline Growth and Margin Contribution

Project	Capital Investment	Fully In-Service	Annual Gross Margin Estimate
West Palm Beach County	$24.6 million	2021 Second Quarter	$5.2 million
Del-Mar Energy Pathway	$49.3 million	2021 Fourth Quarter	$6.7 million
Auburndale Project	$3.0 million	2020 First Quarter	$0.7 million
Callahan Pipeline (JV)	$33.5 million CPK 50%	2020 Second Quarter	$7.6 million
Guernsey Power Station	$5.4 million	2021 Fourth Quarter	$1.5 million

Total Pipeline Project Investments of $116 million generates incremental gross margin of $21.7 million, including distribution margin currently identified with the project.

25

Major Projects and Initiatives $7,082 $27,234 $16,206 Annual Increases (000’s) Total Increases $50,522 26Major Projects and Initiatives $7,082 $27,234 $16,206 Annual Increases (000’s) Total Increases $50,522 26